Exhibit 99.1
October 30, 2020

BBVA USA reports third quarter 2020 results

•
Revenue: Total revenue of $927 million, up 21 percent (annualized) from second quarter 2020 levels as both net interest income (+19 percent annualized) and noninterest income (+23 percent annualized) posts double digit gains

•
Expenses: Noninterest expense totals $596 million, up on a linked quarter basis and down 1 percent from the year ago quarter. Efficiency ratio ends the quarter at 63.55 percent compared to 64.95 percent on a linked quarter basis and 62.76 percent in the year ago quarter

•	Operating income: Operating income[1] in the quarter totals $331 million, up 34 percent (annualized) from the second quarter of 2020 and down 9 percent from third quarter 2019 levels

•
Loans and Deposits: Newly funded loans in the quarter of $3.5 billion brings the total for the first nine months of 2020 to $15.8 billion, a 41 percent increase compared to the same time period a year ago. Total deposits end the quarter at $86.4 billion, up 4 percent (annualized) from the second quarter of 2020 and up 17 percent from the year ago quarter

•
Provision for credit losses: Provision for credit losses of $151 million in the quarter, down significantly from that recorded in the previous two quarters and comparable to the $141 million recorded in the third quarter last year. Provision for loan losses exceeds net charge-offs by $50 million in the quarter

•
Credit quality: Net charge-offs as a percentage of average loans at 59 basis points compared to 72 basis points for the second quarter of 2020. Nonperforming loan ratio at 2.00 percent and coverage ratio at 136 percent

•
Capital and Liquidity: CET1[2] ratio ends the quarter at 12.79, up 61 basis points from second quarter 2020 levels. Liquidity Coverage Ratio (LCR) at 144 percent, unchanged on a sequential quarter basis and from the quarter a year ago

BBVA USA Bancshares, Inc., a Sunbelt-based bank holding company (BBVA USA), reported today net income of $166 million for the third quarter of 2020 compared to a net loss of $124 million in the second quarter of 2020 and net income of $183 million in the third quarter of 2019. Return on average assets and return on average tangible equity1 for the third quarter of 2020 were 0.63 percent and 7.32 percent, respectively.

For the first nine months of 2020, the company reported a net loss of $2.2 billion. Included in the first quarter of 2020 was a non-cash, goodwill impairment charge of $2.2 billion that reflected the drastic change in macroeconomic conditions and forecasts brought about by the COVID-19 pandemic and subsequent decline in interest rates and oil prices. Excluding the impact of this non-cash charge, the adjusted net loss1 for the first nine months of 2020 was $10 million, further reflecting the decline in interest rates and higher provision expense necessary to reflect the economic and business disruption caused by the pandemic.
“During the third quarter we delivered solid results while continuing to successfully navigate the challenges to our customers, communities and our employees brought about by the Covid-19 pandemic,” said Javier Rodríguez Soler, president and CEO of BBVA USA.
Total revenue for the third quarter was $927 million, up 21 percent (annualized) from second quarter 2020 levels and down 2 percent from third quarter 2019 levels. Net interest income in the quarter totaled $642 million compared to $612 million in the second quarter of 2020 and $641 million in the third quarter of 2019. The percent net interest margin for the third quarter of 2020 was 2.68 percent compared to 2.66 percent in the second quarter of 2020 and 3.07 percent in the third quarter of 2019. The decline in the percent net interest margin from a year ago reflects a lower interest rate environment, the subsequent repricing of variable rate loans, offset in part, by efforts to reduce deposit costs.
Noninterest income (excluding securities gains) for the quarter totaled $285 million compared to $269 million in the second quarter of 2020 and $300 million for the third quarter of 2019. While down from a year ago, the increase in noninterest income on a linked quarter basis was driven by service charges on deposit accounts (+$10 million) and card and merchant processing fees (+$5 million) reflecting higher levels of business activity, albeit still below pre-pandemic levels. Other noninterest income increased on a linked quarter basis, primarily as a result of a valuation adjustment to investments held by our small business investment company that negatively impacted second quarter 2020 levels. While investment banking and advisory fees and mortgage banking declined from second quarter levels, both business lines reflected double digit increases compared to the year ago quarter.
During the third quarter no gains or losses were recorded on investment securities while $3 million of investment securities gains were recorded in the second quarter of 2020 and $21 million was recorded in the third quarter of 2019.
Total noninterest expense was $596 million compared to $579 million in the second quarter of 2020 and $599 million in the third quarter of 2019. While salaries, benefits and commissions increased on a linked quarter basis, compared to the year ago quarter the increase was only 1 percent. Equipment expense also increased on a linked quarter basis and was up 8 percent compared to a year ago. Professional services were flat compared to the second quarter of 2020 while up 7 percent compared to the third quarter of 2019. Operating income1 in the quarter totaled $331 million, up 34 percent (annualized) from the second quarter of 2020 and down 9 percent from the third quarter 2019 levels.
Total loans at the end of the third quarter of 2020 were $66.4 billion, down 12 percent (annualized) from $68.5 billion at the end of the second quarter of 2020 and up 5 percent from the $63.5 billion at the end of the third quarter of 2019. Commercial loans associated with the energy sector dropped to $2.5 billion at the end of the third quarter of 2020 compared to $3.0 billion at the end of the second quarter of 2020. During the quarter, newly funded loans totaled $3.5 billion bringing the total for the first nine months of 2020 to $15.8 billion, a 41 percent increase compared to the same time period a year ago.
Deposit growth continued in the quarter with total deposits ending the quarter at $86.4 billion, up 4 percent (annualized) from the second quarter of 2020 and up $12.8 billion or 17 percent compared to the third quarter of 2019. Low-cost deposits were a key driver of deposit growth as noninterest bearing deposits ended the quarter at $26.8 billion, up 13 percent (annualized) on a linked quarter basis and up $5.8 billion or 28 percent compared to the third quarter of 2019.
As a result of deposit growth outpacing loan growth, the loan to deposit ratio ended the third quarter of 2020 at 76.9 percent compared to 80.2 percent at the end of the second quarter of 2020 and 86.3 percent at the end of the third quarter of 2019. BBVA USA continues to maintain a strong liquidity position with the LCR at 144 percent, unchanged from the levels recorded in both the second quarter of 2020 and the third quarter of 2019.
After two quarters of increased provision expense recorded to primarily address the impact of the COVID-19 pandemic and corresponding impact on economic conditions, provision for credit losses totaled $151 million in the quarter and exceeded net charge-offs by $50 million. Net charge-offs as a percentage of average total loans were 59 basis points in the quarter compared to 72 basis points in the second quarter of 2020 and 110 basis points in the third quarter of 2019. The allowance for loan losses as a percentage of total loans at the end of the quarter rose to 2.73 percent compared to 2.57 percent at the end of the second quarter of 2020 and 1.49 percent in the year ago quarter.
Nonperforming loans as a percentage of total loans ended the third quarter of 2020 at 2.00 percent, up from the 1.21 percent at the end of the second quarter of 2020 and 1.14 percent at the end of the third quarter of 2019. The increase in nonperforming loans on a linked quarter basis was primarily attributed to an increase in nonaccrual loans associated with the commercial loan portfolio (+$271 million), as well as increases in the commercial real estate - mortgage (+$158 million) and residential real estate - mortgage (+$35 million) portfolios. The coverage ratio of nonperforming loans ended the quarter at 136 percent compared to 211 percent at the end of the second quarter of 2020 and 131 percent at the end of the third quarter of 2019.
Total shareholder’s equity at the end of the third quarter of 2020 totaled $11.4 billion compared to $11.3 billion at the end of the second quarter of 2020 and $14.1 billion at the end of the third quarter of 2019. Total tangible shareholder’s equity1 totaled $9.0 billion at the end of the third quarter of 2020 compared to $8.9 billion at the end of the second quarter of 2020 and $9.1 billion at the end of the third quarter of 2019. The CET12 ratio ended the quarter at 12.79 percent compared to 12.18 percent at the end of the second quarter of 2020 and 12.89 percent at the end of the third quarter of 2019. All of BBVA USA’s regulatory capital ratios2 continue to exceed the requirements under “well-capitalized” guidelines.

During the quarter, Global Finance recognized BBVA USA as one of the World's Best Corporate/Institutional Digital Banks in North America for 2020, naming us a winner in the subcategories of Best Mobile Adaptive Site and Best Mobile Banking App.
___________________________________________________________________________________________________
1 Operating income and adjusted net loss are Non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at September 30, 2020, are estimated.

Contact Details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.903.3706	Tel. 205.612.3378
christina.anderson@bbva.com	ed.bilek@bbva.com
For more BBVA news visit, www.bbva.com and the U.S. Newsroom.
Additional news updates can be found via Twitter and Instagram.
For more financial information about BBVA in the U.S., visit bbvausa.investorroom.com.
About BBVA
BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market and is the largest financial institution in Mexico. It has leading franchises in South America and the Sunbelt Region of the United States. It is also the leading shareholder in Turkey’s BBVA Garanti. BBVA’s purpose is to bring the age of opportunities to everyone, based on our customers’ real needs: provide the best solutions, helping them make the best financial decisions, through an easy and convenient experience. The institution rests in solid values: Customer comes first, we think big and we are one team. BBVA’s responsible banking model aspires to achieve a more inclusive and sustainable society.

On February 28, 2020, BBVA filed its annual report on Form 20-F for the year ended December 31, 2019, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2019, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
BBVA USA
In the U.S., BBVA is a Sunbelt-based financial institution that operates 637 branches, including 328 in Texas, 88 in Alabama, 63 in Arizona, 61 in California, 43 in Florida, 37 in Colorado and 17 in New Mexico. The bank ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). In the U.S., BBVA has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 14th nationally in terms of dollar volume of SBA loans originated in fiscal year 2019.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA USA Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2020, as updated by our subsequent SEC filings.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2020	2019	Change	2020	2019	Change
EARNINGS SUMMARY
Net interest income	$641,850	$641,041	—	$1,843,322	$1,983,879	(7)
Noninterest income [a]	284,660	300,316	(5)	868,640	833,399	4
Total revenue [a]	926,510	941,357	(2)	2,711,962	2,817,278	(4)
Investment securities gain, net	—	21,003	NM	22,616	29,961	(25)
Provision for credit losses	150,977	140,629	7	1,047,427	477,939	119
Goodwill impairment	—	—	—	2,185,000	—	NM
Noninterest expense	595,628	598,887	(1)	1,799,138	1,779,174	1
Pretax (loss) income	179,905	222,844	(19)	(2,296,987)	590,126	(489)
Income tax (benefit) expense	13,664	39,899	(66)	(101,506)	106,014	(196)
Net (loss) income	$166,241	$182,945	(9)	$(2,195,481)	$484,112	(554)
Adjusted net (loss) income [b]	$166,241	$182,945	(9)	$(10,481)	$484,112	(102)

SELECTED RATIOS
Return on average assets	0.63%	0.76%		(2.90)%	0.69%
Return on average assets- adjusted [b]	0.63	0.76		(0.01)	0.69
Return on average tangible equity [b]	7.32	8.03		(32.36)	7.36
Return on average tangible equity- adjusted [b]	7.32	8.03		(0.15)	7.36
Efficiency ratio [b]	63.55	62.76		65.52	62.28
Average common equity to average assets	10.68	14.53		11.76	14.47
Average loans to average total deposits	79.53	87.17		82.85	88.64
Common equity tier I capital (CET1) [c]	12.79	12.89		12.79	12.89
Tier I capital ratio [c]	13.13	13.24		13.13	13.24
Total capital ratio [c]	15.30	15.39		15.30	15.39
Leverage ratio [c]	8.82	10.03		8.82	10.03
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2020	2019	Change	2020	2019	Change	2020	2019	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$67,837,185	$63,629,992	7	$67,324,774	$64,382,982	5	$66,434,066	$63,454,885	5
Total debt securities	14,422,320	13,715,979	5	14,142,922	13,703,073	3	15,472,108	13,947,224	11
Earning assets	96,896,614	84,528,727	15	92,565,282	83,402,162	11	96,738,163	83,447,829	16
Total assets	104,282,898	94,942,456	10	101,058,770	93,800,891	8	103,652,922	92,914,087	12
Noninterest bearing demand deposits	26,034,478	20,754,143	25	23,527,092	20,409,910	15	26,803,670	21,019,303	28
Interest bearing transaction accounts	52,181,312	37,711,142	38	48,597,866	36,861,148	32	53,346,388	38,614,048	38
Total transaction accounts	78,215,790	58,465,285	34	72,124,958	57,271,058	26	80,150,058	59,633,351	34
Total deposits	85,301,231	72,994,321	17	81,258,400	72,631,301	12	86,371,032	73,569,442	17
Total shareholder's equity	11,394,928	14,056,939	(19)	12,140,120	13,828,060	(12)	11,394,964	14,101,618	(19)
Total shareholder's equity - tangible [a]	9,036,984	9,033,459	—	9,062,151	8,798,038	3	9,037,925	9,081,045	—
[a] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2020			2019
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$1,233,040	$764,744	$676,716	$606,843	$653,242
Loans 90 days or more past due [b]	94,072	66,163	61,774	71,126	67,869
TDRs 90 days or more past due	830	423	335	414	588
Total nonperforming loans [a]	1,327,942	831,330	738,825	678,383	721,699
Foreclosed real estate	15,051	14,871	20,642	20,833	17,381
Other repossessed assets	8,527	8,599	13,338	10,930	17,584
Total nonperforming assets	$1,351,520	$854,800	$772,805	$710,146	$756,664

TDRs accruing and past due less than 90 days	$114,583	$95,788	$97,404	$97,901	$97,218

Total nonperforming loans as a % of loans	2.00%	1.21%	1.09%	1.06%	1.14%
Total nonperforming assets as a % of total loans, foreclosed real estate, and other repossessed assets	2.03	1.25	1.14	1.11	1.19
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2020			2019
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$1,754,352	$1,351,072	$920,993	$942,191	$977,660
Adoption of ASC 326	—	—	184,931	—	—
Net charge-offs (NCO)	100,818	123,054	111,798	140,703	176,098
Provision for loan losses	150,889	526,334	356,946	119,505	140,629
Balance at end of period	$1,804,423	$1,754,352	$1,351,072	$920,993	$942,191

Allowance for loan losses as a % of total loans	2.73%	2.57%	2.00%	1.44%	1.49%
Allowance for loan losses as a % of nonperforming loans [c]	135.88	211.03	182.87	135.76	130.55
Allowance for loan losses as a % of nonperforming assets [c]	133.51	205.24	174.83	129.69	124.52

Annualized as a % of average loans:
NCO - QTD	0.59	0.72	0.69	0.87	1.10
NCO - YTD	0.67	0.71	0.69	0.88	0.88
[c] Includes loans held for sale that are on nonaccrual status.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2020			2019
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$67,837,185	$654,687	3.84%	$63,629,992	$782,948	4.88%
Debt securities available for sale [a]	5,325,937	19,474	1.45	7,987,642	36,051	1.79
Debt securities held to maturity	8,967,670	50,747	2.25	5,737,726	40,075	2.77
Other earning assets [b]	14,637,109	7,328	0.20	7,182,756	47,015	2.60
Total earning assets [a]	96,767,901	732,236	3.01	84,538,116	906,089	4.25
Allowance for credit losses	(1,768,829)			(971,396)
Unrealized gain (loss) on debt securities available for sale	128,713			(9,389)
Other assets	9,155,113			11,385,125
Total assets	$104,282,898			$94,942,456

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$14,188,763	$9,777	0.27	$8,870,753	$25,179	1.13
Savings and money market accounts	37,992,549	26,476	0.28	28,840,389	96,060	1.32
Certificates and other time deposits	7,085,441	24,894	1.40	14,529,036	82,740	2.26
Total interest bearing deposits	59,266,753	61,147	0.41	52,240,178	203,979	1.55
FHLB and other borrowings	3,567,285	14,644	1.63	3,860,727	32,975	3.39
Federal funds purchased and securities sold under agreement to repurchase [b]	1,492,378	3,736	1.00	1,401,320	15,137	4.29
Other short-term borrowings	5,984	49	3.26	13,348	72	2.14
Total interest bearing liabilities	64,332,400	79,576	0.49	57,515,573	252,163	1.74
Noninterest bearing deposits	26,034,478			20,754,143
Other noninterest bearing liabilities	2,521,092			2,615,801
Total liabilities	92,887,970			80,885,517
Shareholder's equity	11,394,928			14,056,939
Total liabilities and shareholder's equity	$104,282,898			$94,942,456

Net interest income/ net interest spread		652,660	2.52%		653,926	2.51%
Net yield on earning assets			2.68%			3.07%

Total taxable equivalent adjustment		10,810			12,885

Net interest income		$641,850			$641,041
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months Ended September 30,
	2020			2019
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$67,324,774	$2,061,376	4.09%	$64,382,982	$2,395,043	4.97%
Debt securities available for sale [a]	5,923,281	36,787	0.83	8,957,354	134,698	2.01
Debt securities held to maturity	8,125,463	133,462	2.19	4,845,107	105,298	2.91
Other earning assets [b]	11,097,586	65,798	0.79	5,316,107	106,946	2.69
Total earning assets [a]	92,471,104	2,297,423	3.32	83,501,550	2,741,985	4.39
Allowance for credit losses	(1,404,498)			(952,170)
Unrealized gain (loss) on debt securities available for sale	94,178			(99,388)
Other assets	9,897,986			11,350,899
Total assets	$101,058,770			$93,800,891

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$13,350,036	$47,758	0.48	$8,954,456	$72,061	1.08
Savings and money market accounts	35,247,830	155,211	0.59	27,906,692	261,172	1.25
Certificates and other time deposits	9,133,442	120,199	1.76	15,360,243	255,578	2.22
Total interest bearing deposits	57,731,308	323,168	0.75	52,221,391	588,811	1.51
FHLB and other borrowings	3,623,293	57,756	2.13	4,057,769	104,901	3.46
Federal funds purchased and securities sold under agreement to repurchase [b]	1,379,052	38,668	3.75	763,681	24,886	4.36
Other short-term borrowings	12,844	440	4.58	16,235	368	3.03
Total interest bearing liabilities	62,746,497	420,032	0.89	57,059,076	718,966	1.68
Noninterest bearing deposits	23,527,092			20,409,910
Other noninterest bearing liabilities	2,645,061			2,503,845
Total liabilities	88,918,650			79,972,831
Shareholder's equity	12,140,120			13,828,060
Total liabilities and shareholder's equity	$101,058,770			$93,800,891

Net interest income/ net interest spread		1,877,391	2.43%		2,023,019	2.71%
Net yield on earning assets			2.71%			3.24%

Total taxable equivalent adjustment		34,069			39,140

Net interest income		$1,843,322			$1,983,879
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2020			2019
	2020	2019	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$160,474	$185,782	(14)	$54,710	$44,233	$61,531	$64,585	$65,143
Card and merchant processing fees	142,135	146,742	(3)	48,628	43,416	50,091	50,805	50,385
Investment services sales fees	85,596	87,316	(2)	26,218	24,971	34,407	28,130	29,287
Investment banking and advisory fees	111,805	67,939	65	40,013	45,061	26,731	15,720	28,324
Money transfer income	77,118	73,273	5	27,109	25,461	24,548	25,871	26,020
Corporate and correspondent investment sales	33,050	24,298	36	3,478	18,855	10,717	14,263	11,799
Asset management fees	35,488	34,039	4	12,024	11,560	11,904	11,532	11,405
Mortgage banking	55,060	19,011	190	13,741	23,868	17,451	9,048	8,204
Bank owned life insurance	14,691	12,895	14	4,972	5,094	4,625	4,584	3,508
Other	153,223	182,104	(16)	53,767	26,358	73,098	48,046	66,241
	868,640	833,399	4	284,660	268,877	315,103	272,584	300,316
Investment securities gains, net	22,616	29,961	(25)	—	3,477	19,139	—	21,003
Total noninterest income	$891,256	$863,360	3	$284,660	$272,354	$334,242	$272,584	$321,319

NONINTEREST EXPENSE
Salaries, benefits and commissions	$858,541	$884,111	(3)	$296,708	$251,697	$310,136	$297,823	$295,092
Equipment	198,226	191,940	3	68,793	64,752	64,681	64,826	63,908
Professional services	226,338	210,583	7	78,018	78,100	70,220	82,343	72,903
Net occupancy	122,573	123,298	(1)	41,145	41,585	39,843	43,302	42,241
Money transfer expense	53,991	50,273	7	18,897	17,958	17,136	17,951	18,005
Marketing	29,960	42,276	(29)	9,283	8,778	11,899	12,888	15,471
Communications	16,721	16,603	1	5,542	5,808	5,371	5,179	5,469
Goodwill impairment	2,185,000	—	NM	—	—	2,185,000	470,000	—
Other	292,788	260,090	13	77,242	110,772	104,774	92,594	85,798
Total noninterest expense	$3,984,138	$1,779,174	124	$595,628	$579,450	$2,809,060	$1,086,906	$598,887
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months		Three Months Ended
	Ended September 30,		2020			2019
	2020	2019	September 30	June 30	March 31	December 31	September 30
NON-GAAP RECONCILIATION
Computation of Operating Income:
Net interest income (GAAP)	$1,843,322	$1,983,879	$641,850	$612,017	$589,455	$623,154	$641,041
Plus: noninterest income (GAAP)	891,256	863,360	284,660	272,354	334,242	272,584	321,319
Less: noninterest expense (GAAP)	3,984,138	1,779,174	595,628	579,450	2,809,060	1,086,906	598,887
Plus: goodwill impairment (GAAP)	2,185,000	—	—	—	2,185,000	470,000	—
Operating income (non-GAAP)	$935,440	$1,068,065	$330,882	$304,921	$299,637	$278,832	$363,473

Computation of Tangible Shareholder's Equity:
Total shareholder's equity	$11,394,964	$14,101,618	$11,394,964	$11,270,789	$11,358,354	$13,386,589	$14,101,618
Less: goodwill and other intangibles (GAAP)	2,357,039	5,020,573	2,357,039	2,357,343	2,359,540	4,555,330	5,020,573
Tangible shareholder's equity (non-GAAP)	$9,037,925	$9,081,045	$9,037,925	8,913,446	8,998,814	8,831,259	$9,081,045

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$12,140,120	$13,828,060	$11,394,928	$11,533,007	$13,500,615	$14,090,315	$14,056,939
Less: goodwill and other intangibles (average) (GAAP)	3,077,969	5,030,022	2,357,944	2,357,132	4,526,744	5,016,935	5,023,480
Average tangible equity (non-GAAP) [B]	$9,062,151	$8,798,038	$9,036,984	9,175,875	8,973,871	9,073,380	$9,033,459
Net income (loss) (GAAP) [A]	$(2,195,481)	$484,112	$166,241	$(124,437)	$(2,237,285)	$(330,705)	$182,945
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	(32.36)%	7.36%	7.32%	(5.45)%	(100.27)%	(14.46)%	8.03%

Computation of Adjusted Net Income, Return on Average Assets and Return on Average Tangible Equity:
Net income (loss) (GAAP)	$(2,195,481)	$484,112	$166,241	$(124,437)	$(2,237,285)	$(330,705)	$182,945
Plus: goodwill impairment (GAAP)	2,185,000	—	—	—	2,185,000	470,000	—
Adjusted net income (non-GAAP) [C]	$(10,481)	$484,112	$166,241	$(124,437)	$(52,285)	$139,295	$182,945
Average assets (GAAP) [D]	$101,058,770	$93,800,891	$104,282,898	$104,204,062	$96,356,113	$95,754,954	$94,942,456
Return on average assets - adjusted (non-GAAP) ([C]/[D], annualized)	(0.01)%	0.69%	0.63%	(0.48)%	(0.22)%	0.58%	0.76%
Return on average tangible equity - adjusted (non-GAAP) ([C]/[B], annualized)	(0.15)	7.36	7.32	(5.45)	(2.34)	6.09	8.03

Computation of Efficiency Ratio:
Noninterest expense (GAAP)	$3,984,138	$1,779,174	$595,628	$579,450	$2,809,060	$1,086,906	$598,887
Less: securities and goodwill impairment (GAAP)	2,185,000	113	—	—	2,185,000	470,102	—
Total expense (GAAP) [E]	$1,799,138	$1,779,061	$595,628	$579,450	$624,060	$616,804	$598,887
Net interest income, taxable equivalent basis	$1,877,391	$2,023,019	$652,660	$623,242	$601,489	$635,552	$653,926
Plus: noninterest income (GAAP)	891,256	863,360	284,660	272,354	334,242	272,584	321,319
Less: investment securities gains, net (GAAP)	22,616	29,961	—	3,477	19,139	—	21,003
Total revenue [F]	$2,746,031	$2,856,418	$937,320	$892,119	$916,592	$908,136	$954,242
Efficiency ratio (non-GAAP) ([E]/[F])	65.52%	62.28%	63.55%	64.95%	68.08%	67.92%	62.76%

BBVA USA BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due, Nonaccrual, or TDR	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,632	$12,890	$21,261	$660,254	$19,713	$26,203,423	$26,940,173	$50,789
Real estate – construction	2,861	303	532	12,614	61	2,387,303	2,403,674	153
Commercial real estate – mortgage	19,280	3,968	1,816	275,668	1,831	13,393,237	13,695,800	98
Residential real estate – mortgage	88,035	49,344	39,728	204,442	55,132	13,027,076	13,463,757	(117)
Equity lines of credit	13,418	6,300	3,445	37,216	—	2,381,344	2,441,723	233
Equity loans	1,847	1,158	271	8,758	20,750	161,583	194,367	(195)
Credit card	9,776	7,526	16,542	—	—	873,949	907,793	18,527
Consumer – direct	25,762	11,730	6,643	9,134	17,926	1,952,501	2,023,696	24,559
Consumer – indirect	34,116	9,744	3,834	24,954	—	4,036,981	4,109,629	6,771
Total loans	$217,727	$102,963	$94,072	$1,233,040	$115,413	$64,417,397	$66,180,612	$100,818
Loans held for sale	$—	$—	$—	$—	$—	$253,454	$253,454	$—

	At or Quarter Ended June 30, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,207	$5,130	$8,450	$389,615	$1,866	$28,325,856	$28,782,124	$29,038
Real estate – construction	12,907	—	532	13,317	64	2,271,650	2,298,470	(36)
Commercial real estate – mortgage	8,592	2,190	415	117,213	1,876	13,670,383	13,800,669	8,670
Residential real estate – mortgage	70,252	22,495	13,140	169,387	54,289	13,099,576	13,429,139	182
Equity lines of credit	8,461	8,162	3,555	34,915	—	2,461,741	2,516,834	(476)
Equity loans	1,311	692	148	8,457	21,280	178,092	209,980	(120)
Credit card	6,668	7,286	22,134	—	—	929,484	965,572	20,107
Consumer – direct	19,927	10,923	11,623	7,624	16,836	2,067,175	2,134,108	42,271
Consumer – indirect	32,519	11,162	6,166	24,216	—	4,030,541	4,104,604	23,418
Total loans	$211,844	$68,040	$66,163	$764,744	$96,211	$67,034,498	$68,241,500	$123,054
Loans held for sale	$—	$—	$—	$—	$—	$245,851	$245,851	$—

	At or Quarter Ended March 31, 2020
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$31,493	$7,588	$3,013	$323,881	$1,931	$27,464,207	$27,832,113	$19,014
Real estate – construction	9,356	66	574	13,676	69	2,147,973	2,171,714	(13)
Commercial real estate – mortgage	13,439	5,241	912	114,839	3,333	13,715,641	13,853,405	(73)
Residential real estate – mortgage	67,938	25,187	5,744	147,058	55,116	13,144,975	13,446,018	(172)
Equity lines of credit	16,382	6,244	3,295	33,354	—	2,552,075	2,611,350	536
Equity loans	2,636	1,147	293	8,027	22,392	194,874	229,369	212
Credit card	13,230	8,932	23,707	—	—	977,503	1,023,372	19,517
Consumer – direct	34,553	19,738	15,196	7,160	14,898	2,184,500	2,276,045	51,726
Consumer – indirect	76,547	24,249	9,040	28,721	—	3,957,471	4,096,028	21,051
Total loans	$265,574	$98,392	$61,774	$676,716	$97,739	$66,339,219	$67,539,414	$111,798
Loans held for sale	$—	$—	$—	$—	$—	$117,752	$117,752	$—

	At or Quarter Ended December 31, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$29,273	$16,462	$6,692	$268,288	$1,456	$24,110,067	$24,432,238	$37,788
Real estate – construction	7,603	2	571	8,041	72	2,012,393	2,028,682	(126)
Commercial real estate – mortgage	5,325	5,458	6,576	98,077	3,414	13,742,628	13,861,478	(285)
Residential real estate – mortgage	72,571	21,909	4,641	147,337	57,165	13,230,331	13,533,954	107
Equity lines of credit	15,766	6,581	1,567	38,113	—	2,530,653	2,592,680	857
Equity loans	2,856	1,028	195	8,651	23,770	208,468	244,968	137
Credit card	11,275	9,214	22,796	—	—	959,080	1,002,365	16,760
Consumer – direct	33,658	20,703	18,358	6,555	12,438	2,246,430	2,338,142	58,190
Consumer – indirect	83,966	28,430	9,730	31,781	—	3,758,443	3,912,350	27,275
Total loans	$262,293	$109,787	$71,126	$606,843	$98,315	$62,798,493	$63,946,857	$140,703
Loans held for sale	$—	$—	$—	$—	$—	$112,058	$112,058	$—

	At or Quarter Ended September 30, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$30,779	$24,036	$11,179	$301,021	$1,552	$24,314,563	$24,683,130	$69,942
Real estate – construction	3,831	185	532	1,616	76	1,999,107	2,005,347	(59)
Commercial real estate – mortgage	13,939	41	2,375	110,632	3,492	12,943,694	13,074,173	2,250
Residential real estate – mortgage	74,796	22,329	4,778	153,078	60,537	13,187,809	13,503,327	1,280
Equity lines of credit	11,088	4,616	2,072	36,879	—	2,563,457	2,618,112	431
Equity loans	2,452	978	524	8,728	24,789	225,973	263,444	(59)
Credit card	10,372	8,092	20,037	—	—	897,646	936,147	16,398
Consumer – direct	35,762	23,075	17,773	7,348	7,360	2,297,040	2,388,358	63,992
Consumer – indirect	81,075	26,294	8,599	33,940	—	3,698,625	3,848,533	21,923
Total loans	$264,094	$109,646	$67,869	$653,242	$97,806	$62,127,914	$63,320,571	$176,098
Loans held for sale	$—	$—	$—	$—	$—	$134,314	$134,314	$—

BBVA USA BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2020			2019
	September 30	June 30	March 31	December 31	September 30
Assets:
Cash and due from banks	$1,035,307	$1,019,127	$1,033,733	$1,149,734	$1,117,458
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	14,041,538	11,738,063	4,479,535	5,788,964	5,356,141
Cash and cash equivalents	15,076,845	12,757,190	5,513,268	6,938,698	6,473,599
Trading account assets	926,497	1,016,966	1,009,130	473,976	564,000
Debt securities available for sale	6,028,072	5,765,192	6,344,816	7,235,305	7,612,590
Debt securities held to maturity, net	9,428,931	8,693,437	7,876,266	6,797,046	6,334,634
Loans held for sale	253,454	245,851	117,752	112,058	134,314
Loans	66,180,612	68,241,500	67,539,414	63,946,857	63,320,571
Allowance for loan losses	(1,804,423)	(1,754,352)	(1,351,072)	(920,993)	(942,191)
Net loans	64,376,189	66,487,148	66,188,342	63,025,864	62,378,380
Premises and equipment, net	1,063,923	1,070,358	1,068,741	1,087,698	1,085,635
Bank owned life insurance	758,391	754,908	754,409	750,224	746,819
Goodwill	2,328,296	2,328,296	2,328,296	4,513,296	4,983,296
Other assets	3,412,324	3,148,270	3,124,539	2,669,182	2,600,820
Total assets	$103,652,922	$102,267,616	$94,325,559	$93,603,347	$92,914,087
Liabilities:
Deposits:
Noninterest bearing	$26,803,670	$25,978,354	$20,418,504	$21,850,216	$21,019,303
Interest bearing	59,567,362	59,448,060	56,816,003	53,135,067	52,550,139
Total deposits	86,371,032	85,426,414	77,234,507	74,985,283	73,569,442
FHLB and other borrowings	3,560,973	3,571,933	3,790,137	3,690,044	3,709,949
Federal funds purchased and securities sold under agreements to repurchase	189,474	249,481	409,784	173,028	117,421
Other short-term borrowings	—	1,619	—	—	45
Accrued expenses and other liabilities	2,136,479	1,747,380	1,532,777	1,368,403	1,415,612
Total liabilities	92,257,958	90,996,827	82,967,205	80,216,758	78,812,469
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,032,321	14,035,607	14,039,572	14,043,727	14,359,966
Retained deficit	(3,264,295)	(3,430,135)	(3,305,226)	(917,227)	(585,859)
Accumulated other comprehensive income (loss)	365,374	404,165	362,339	(1,072)	66,009
Total BBVA USA Bancshares, Inc. shareholder’s equity	11,365,105	11,241,342	11,328,390	13,357,133	14,071,821
Noncontrolling interests	29,859	29,447	29,964	29,456	29,797
Total shareholder’s equity	11,394,964	11,270,789	11,358,354	13,386,589	14,101,618
Total liabilities and shareholder’s equity	$103,652,922	$102,267,616	$94,325,559	$93,603,347	$92,914,087

BBVA USA BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2020			2019
	September 30	June 30	March 31	December 31	September 30
Interest income:
Interest and fees on loans	$644,643	$669,767	$715,476	$738,140	$771,245
Interest on debt securities available for sale	19,474	18,805	(1,492)	33,333	36,051
Interest on debt securities held to maturity	49,981	39,800	41,102	43,097	38,893
Interest on trading account assets	892	1,157	1,122	1,326	487
Interest and dividends on other earning assets	6,436	14,016	42,175	39,915	46,528
Total interest income	721,426	743,545	798,383	855,811	893,204
Interest expense:
Interest on deposits	61,147	97,279	164,742	189,345	203,979
Interest on FHLB and other borrowings	14,644	21,936	21,176	31,263	32,975
Interest on federal funds purchased and securities sold under agreements to repurchase	3,736	12,274	22,658	11,850	15,137
Interest on other short-term borrowings	49	39	352	199	72
Total interest expense	79,576	131,528	208,928	232,657	252,163
Net interest income	641,850	612,017	589,455	623,154	641,041
Provision for credit losses	150,977	539,459	356,991	119,505	140,629
Net interest income after provision for credit losses	490,873	72,558	232,464	503,649	500,412
Noninterest income:
Service charges on deposit accounts	54,710	44,233	61,531	64,585	65,143
Card and merchant processing fees	48,628	43,416	50,091	50,805	50,385
Investment services sales fees	26,218	24,971	34,407	28,130	29,287
Investment banking and advisory fees	40,013	45,061	26,731	15,720	28,324
Money transfer income	27,109	25,461	24,548	25,871	26,020
Corporate and correspondent investment sales	3,478	18,855	10,717	14,263	11,799
Asset management fees	12,024	11,560	11,904	11,532	11,405
Mortgage banking	13,741	23,868	17,451	9,048	8,204
Bank owned life insurance	4,972	5,094	4,625	4,584	3,508
Investment securities gains, net	—	3,477	19,139	—	21,003
Other	53,767	26,358	73,098	48,046	66,241
Total noninterest income	284,660	272,354	334,242	272,584	321,319
Noninterest expense:
Salaries, benefits and commissions	296,708	251,697	310,136	297,823	295,092
Equipment	68,793	64,752	64,681	64,826	63,908
Professional services	78,018	78,100	70,220	82,343	72,903
Net occupancy	41,145	41,585	39,843	43,302	42,241
Money transfer expense	18,897	17,958	17,136	17,951	18,005
Marketing	9,283	8,778	11,899	12,888	15,471
Communications	5,542	5,808	5,371	5,179	5,469
Goodwill impairment	—	—	2,185,000	470,000	—
Other	77,242	110,772	104,774	92,594	85,798
Total noninterest expense	595,628	579,450	2,809,060	1,086,906	598,887
Net (loss) income before income tax expense	179,905	(234,538)	(2,242,354)	(310,673)	222,844
Income tax (benefit) expense	13,664	(110,101)	(5,069)	20,032	39,899
Net (loss) income	166,241	(124,437)	(2,237,285)	(330,705)	182,945
Less: net income attributable to noncontrolling interests	401	472	501	663	514
Net (loss) income attributable to BBVA USA Bancshares, Inc.	$165,840	$(124,909)	$(2,237,786)	$(331,368)	$182,431